UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934



        Date of Report (Date of Earliest Event Reported) October 8, 1999

                         HMG/COURTLAND PROPERTIES, INC.
                 (Name of small business issuer in its charter)



        Delaware                      1-7865              59-1914299
     (State or other               (Commission          (IRS Employer
      jurisdiction                 File Number)       Identification No.)
     of incorporation)



              2701 S. Bayshore Drive, Coconut Grove, Florida 31333
               (Address of principal executive offices) (Zip Code)


                                 (305) 854-6803
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events.

         On October 8, 1999, the registrant issued a press release, a copy of which is filed as Exhibit 1 hereto and is incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c) The exhibit accompanying this report is listed in the Index to Exhibits.


                                Index to Exhibits

     Number            Description                        Method of Filing

       1               HMG news release                   Filed herewith
                       dated October 8, 1999


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: October 8,  1999           HMG/COURTLAND PROPERTIES, INC.


                                 By: /s/ Lawrence I. Rothstein
                                     Lawrence I. Rothstein
                                     President